Exhibit 32.1

UGODS, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of UGods, Inc. (the ACompany@) certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a)

the annual report on Form 10-KSB of the Company for the year ended January 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)

the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   April 30, 2007

/s/ Chen Xing Hua

Chen Xing Hua

Principal Executive Officer

Principal Financial Officer